EXHIBIT 10.15

K BANK

Writer’s Direct Dial

410-581-9095 x261

October 28, 2004

Mr. Chris Olander

Avatech Solutions Subsidiary, Inc.

10715 Red Run Boulevard, Suite 101

Owings Mills, MD 21117

RE: Amendment to Loan and Security Agreement dated September 11, 2003.

Dear Chris:

The purpose of this letter is to inform you that regardless of the terms and conditions of the loan documents between K BANK, formerly KEY BANK AND TRUST (the “LENDER”) and AVATECH SOLUTIONS SUBSIDIARY, INC. (“BORROWER”), and AVATECH SOLUTIONS, INC. and TECHNICAL LEARNINGWARE COMPANY, INC. (collectively, the “GUARANTORS”), as long as the additional $700,000 Revolving Line of Credit is in place, outstanding under the BORROWER’s $3,000,000 revolving line of credit with K Bank shall at no time exceed the lesser of the borrowing base or $2,300,000. Please also be informed that as outlined in Section 1.15 of the Second Modification Agreement, until such time as (i) the BORROWER’s subordinated loan with Dassault Systemes Corp. is in place or (ii) Dassault agrees to increase the amount of permitted outstanding under the BORROWER’s $3,000,000 revolving line of credit with K Bank after November 1, 2004 shall at no time exceed the lesser of the borrowing base or $2,000,000.

In closing, please be advised that nothing in this letter shall be considered a waiver of any existing events of default under the LENDER’s loan agreements with the BORROWER and the GUARANTORS, whether known or unknown by the LENDER, and that all existing terms and conditions of the loan documents between the LENDER, the BORROWER, and the GUARANTORS (other than those specifically modified above) shall remain in full force and effect. If you have any questions about this letter, please do not hesitate to contact me. Otherwise, please sign where indicated on the following page and return this document to my attention. This letter agreement may be executed by facsimile.

Sincerely,

By:	/s/ Patrick E. Killpatrick
Patrick E. Killpatrick
Vice President

ACKNOWLEDGED AND ACCEPTED this      day of October, 2004, by:

BORROWER:
AVATECH SOLUTIONS SUBSIDIARY, INC.

By:	/s/ Christopher Olander
Title:
Date:

GUARANTORS:

AVATECH SOLUTIONS, INC.

By:	/s/ Christopher Olander
Title:	Executive Vice President
Date:

TECHNICAL LEARNINGWARE COMPANY, INC.

By:	/s/ Christopher Olander
Title:	Executive Vice President
Date: